                                                                  Execution Copy
                                                                  Execution Copy
                                 AMENDMENT NO. 7

                 TO THE MASTER MORTGAGE LOAN PURCHASE AGREEMENT
                            DATED AS OF APRIL 1, 1998

                                     BETWEEN

                               RWT HOLDINGS, INC.

                                       AND

                        MERRILL LYNCH CREDIT CORPORATION


        This Amendment to the Master Mortgage Loan Purchase Agreement, dated as of April 1, 1998 (the "Original Purchase Agreement") between RWT Holdings, Inc. ("Purchaser") and Merrill Lynch Credit Corporation ("Seller"), is made this 22nd day of December, 2003.

        WHEREAS, Purchaser and Seller entered into the Original Purchase Agreement for the purposes of establishing between them certain rights and responsibilities as to the sale of certain residential mortgage loans (the "Mortgage Loans") from time to time; and

        WHEREAS, Purchaser and Seller entered into an amendment to the Original Purchase Agreement dated as of December 14, 1999 (the "Amendment No. 1"); and

        WHEREAS, Purchaser and Seller entered into a second amendment to the Original Purchase Agreement dated as of September 1, 2002 (the "Amendment No. 2"); and

        WHEREAS, Purchaser and Seller entered into a third amendment to the Original Purchase Agreement dated as of June 26, 2003 (the "Amendment No. 3"); and

        WHEREAS, Purchaser and Seller entered into a fourth amendment to the Original Purchase Agreement dated as of July 29, 2003 (the "Amendment No. 4");

        WHEREAS, Purchaser and Seller entered into a fifth amendment to the Original Purchase Agreement dated as of August 28, 2003 (the "Amendment No. 5");

        WHEREAS, Purchaser and Seller entered into a sixth amendment to the Original Purchase Agreement dated as of September 25, 2003 (the "Amendment No. 6," and together with the Original Purchase Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6, the "Master Purchase Agreement"); and

        WHEREAS, in connection with the issuance and sale of the Merrill Lynch Mortgage Investors Trust Series MLCC 2003-H Mortgage Pass-Through Certificates (the "MLCC 2003-H Transaction"), the Purchaser and Seller wish to further amend the Master Purchase Agreement.


        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller agree as follows:

        The Master Purchase Agreement between Purchaser and Seller is hereby amended as follows:


        1. Solely in connection with the MLCC 2003-H Transaction, the definition of "Additional Collateral" is amended to read:

                 "'Additional Collateral': (i) With respect to any Mortgage
            100sm Loan purchased under the Master Purchase Agreement in connection with the MLCC 2003-H Transaction, the marketable securities subject to a security interest pursuant to the related Mortgage 100sm Pledge Agreement, or (ii) with respect to any Parent Power(R) Mortgage Loan purchased under the Master Purchase Agreement in connection with the MLCC 2003-H Transaction, the related Parent Power(R) Agreement."

            2. Solely in connection with the MLCC 2003-H Transaction, the definition of "Additional Collateral Mortgage Loan" is amended to read:

                 "'Additional Collateral Mortgage Loan': Each Mortgage Loan
            purchased under the Master Purchase Agreement in connection with the MLCC 2003-H Transaction, that is either a Mortgage 100sm Loan or Parent Power(R) Mortgage Loan as to which the Additional Collateral is still required to be provided. "

            3.  Section 7 is modified by adding the following paragraphs:

                 However, from and after the Closing Date (as defined in the
            Trust Agreement dated December 1, 2003, by and between Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank Minnesota, National Association (the "Trust Agreement")), solely in connection with the MLCC 2003-H Transaction, Purchaser and Seller hereby agree that each Mortgage Loan purchased on such Closing Date under the Master Purchase Agreement by Purchaser (the "MLCC 2003-H Mortgage Loans"), will be serviced and administered not by Seller but by Cendant Mortgage Corporation ("Cendant") pursuant to the terms of the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of August 1, 2002, between Purchaser and Cendant, as amended or modified to the date hereof (the "Flow Purchase and Servicing Agreement") and the Additional Collateral Servicing Agreement, dated as of August 1, 2002, between Purchaser and Cendant, as amended or modified to the date hereof (the "Additional Collateral Servicing Agreement," and together with the Flow Purchase and Servicing Agreement, the "Cendant Agreements"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Trust Agreement.

                 From and after the date hereof (i) the Seller and Cendant shall recognize Purchaser as the owner of the MLCC 2003-H Mortgage Loans and (ii) Cendant will administer and service the MLCC 2003-H Mortgage Loans in accordance with the Cendant Agreements as if the MLCC 2003-H Mortgage Loans had been sold to the Purchaser by Cendant pursuant to the Cendant Agreements. It is the intention of the Purchaser, the Seller and Cendant that to the extent of the MLCC 2003-H Mortgage Loans purchased under the Master Purchase Agreement in connection with the MLCC 2003-H Transaction and serviced pursuant to the Cendant Agreements, the Cendant Agreements shall be binding upon and for the benefit of the respective successors and


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


            assigns of the parties hereto; provided, however, that, with respect to the Additional Collateral Mortgage Loans:

                  (i) Seller, at its own cost and expense, shall administer the Additional Collateral and the Control Agreement for the benefit of Purchaser (i) in a prudent and non-negligent manner and in accordance with the procedures it employs to administer Securities Accounts for its own benefit (as the same may be amended from time to time); (ii) in accordance with the terms of the related Pledge Agreements, the applicable Mortgage Loan Documents and this Agreement; and (iii) in accordance with applicable law;

                  (ii) Seller shall be released from its obligations to administer the Additional Collateral, upon termination of the related Pledge Agreement. Purchaser Acknowledges that it shall no longer be afforded coverage under the terms and provisions of the Surety Bond as to any particular Additional Collateral Mortgage Loan at such time as Seller's obligation to administer such Additional Collateral Mortgage Loan terminates pursuant to the terms of the related Pledge Agreement;

                  (iii) Seller may, without the consent of Purchaser, amend or modify a Mortgage 100sm Pledge Agreement or a Parent Power(R) Agreement in any nonmaterial respect to reflect administrative or account changes; and

                  (iv) When a "Loss," as defined in the related Pledge Agreement, is determined, the "cash collateral" necessary to satisfy the Loss up to the Maximum Amount (as defined in the Pledge Agreement) shall be sent to Cendant to apply in accordance with the Mortgage Loan Documents and held in accordance with the Cendant Agreements.


         4. With respect to the MLCC 2003-H Mortgage Loans only, Section 5(b) is hereby deleted in its entirety and replaced by the following:

             Seller hereby makes the representations and warranties to Purchaser, as to each MLCC 2003-H Mortgage Loan, set forth in
         Exhibit I hereto, as of the Closing Date or such other date as may be referred to therein.



                  [remainder of page intentionally left blank]



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



         IN WITNESS WHEREOF, Merrill Lynch Credit Corporation and RWT Holdings, Inc. have caused this Amendment No. 7 to the Master Purchase Agreement to be executed by their respective officers thereunto duly authorized this 22nd day of December, 2003.


                                        RWT HOLDINGS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        MERRILL LYNCH CREDIT CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


The foregoing Agreement
        is hereby confirmed and accepted by:

CENDANT MORTGAGE CORPORATION


By:
   ----------------------------------------
   Name:
   Title:

Address:





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



                                    EXHIBIT I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES
                                  OF THE SELLER


         The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan, as of the Closing Date as follows:

(a) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date;

(b) As of the related Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and the Mortgage Loan has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

(c) To the best of the Seller's knowledge, with respect to those Mortgage Loans as to which the Mortgagors are required to deposit funds into an escrow account for payment of taxes, assessments, insurance premiums and similar items as they become due, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments or other outstanding charges which constitute a lien on the related Mortgaged Property, and all escrow deposits have been collected, are under the control of the Servicer, and have been applied to the payment of such items in a timely fashion, in accordance with such Mortgage. No escrow deposits or escrow payments or other charges or payments due the Servicer have been capitalized under the related Mortgage or Mortgage Note. With respect to those Mortgage Loans for which escrow deposits are not required, to the best of the Seller's knowledge, there are no delinquent taxes or other outstanding charges affecting the related Mortgaged Property which constitute a lien on the related Mortgaged Property;

(d) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments contained in the Mortgage File, approved, if necessary, by the insurer under any Primary Mortgage Insurance Policy and recorded in all places necessary to maintain the first priority of the lien, the substance of which waiver, alteration or modification is reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

(e) Neither the Mortgage Note nor the Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and to the best of the Seller's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted by any Person with respect thereto;

(f) All buildings upon the Mortgaged Property are required to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as


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are customarily included in extended coverage in the area where the Mortgaged
Property is located, pursuant to standard hazard insurance policies in an amount which is equal to the lesser of (A) the replacement cost of the improvements securing such Mortgage Loan or (B) the principal balance owing on such Mortgage Loan. To the best knowledge of the Seller, all such standard hazard policies are in effect. On the date of origination, such standard hazard policies contained a standard mortgagee clause naming the Seller or the originator of the Mortgage Loan and their respective successors in interest as mortgagee and, to the best knowledge of the Seller, such clause is still in effect and, to the best of the Seller's knowledge, all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1994, as amended, such Mortgaged Property is covered by flood insurance in the amount required under the National Flood Insurance Act of 1994. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

(g) To the best of the Seller's knowledge, at the time of origination of such Mortgage Loan and thereafter, all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws required to be complied with by the Seller as the originator of the Mortgage Loan and applicable to the Mortgage Loan have been complied with in all material respects;

(h) The Mortgage has not been satisfied as of the Closing Date, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Mortgage Loan Schedule), nor to the best of the Seller's knowledge has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(i) Ownership of the Mortgaged Property is held in fee simple or a leasehold estate. With respect to Mortgage Loans that are secured by a leasehold estate,
(i) the lease is valid, in full force and effect, and conforms to all of FNMA's requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid; (iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by at least five (5) years; and (v) the terms of the lease provide a Mortgagee with an opportunity to cure any defaults. Except as permitted by the fourth sentence of this paragraph (i), the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence on their face of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan,


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or (B) which do not in the aggregate adversely affect the appraised value of the
Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein. With respect to each Co-op Loan, the security instruments create a valid, enforceable and subsisting first priority security interest in the Co-op Lease and Co-op Stock securing the related Mortgage Note subject to only to (a) the lien of the related cooperative for unpaid assessments representing the Mortgagor's pro rata share of payments for a blanket mortgage, if any, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject, and (b) other matters to which the collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided; provided, however, that the related Co-op Loan may be subordinated or otherwise subject to the lien of a Mortgage on the cooperative building;

(j) The Mortgage Note is not subject to a third party's security interest or other rights or interest therein;

(k) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

(l) Seller has good title to, and the full right to transfer and sell, the Mortgage Loan free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest, including, to the best knowledge of the Seller, any lien, claim or other interest arising by operation of law;

(m) To the best of the Seller's knowledge, each Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in paragraph (ix)(1) (2) and (3) above) the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. To the best of the Seller's knowledge, the Seller is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. To the best of the Seller's knowledge, no claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

(n) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with


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the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration, except for any Mortgage Loan payment which is not late by more than 30 days, and the Seller has not waived any default, breach, violation or event permitting acceleration;

(o) To the best of the Seller's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and, to the best of the Seller's knowledge, no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(p) To the best of the Seller's knowledge, all improvements subject to the Mortgage, lay wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in paragraph (xiii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(q) To the best of the Seller's knowledge, each Mortgage Loan was originated by the Seller or by a savings association, a savings bank, a commercial bank or similar banking institution that is supervised and examined by a Federal or state banking authority, a mortgagee approved by the Secretary of HUD pursuant to Section 203 and 211 of the National Housing Act, or a FNMA- or FHLMC-approved seller. To the best of the Seller's knowledge, each Mortgage Loan was underwritten generally in accordance with the Underwriting Standards as in effect at the time of origination. To the best of the Seller's knowledge, the Mortgage contains the usual and customary provision of the Seller at the time of origination for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(r) The Mortgaged Property at origination or acquisition was and, to the best of the Seller's knowledge, currently is free of material damage and waste and at origination there was, and to the best of the Seller's knowledge there currently is, no proceeding pending for the total or partial condemnation thereof;

(s) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure, and (2) otherwise by judicial foreclosure. The Seller has no knowledge of any homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

(t) To the best of the Seller's knowledge, if the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

(u) With respect to each Mortgage Loan, there is an appraisal on a FNMA-approved form (or a narrative residential appraisal) of the related Mortgaged Property that conforms to the applicable requirements of the Financial Institutions Reform Recovery and Enforcement Act and that was


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signed prior to the approval of such Mortgage Loan application by a qualified appraiser, appointed by the Seller or the originator of such Mortgage Loan, as appropriate, who has no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan;

(v) No Mortgage Loan contains "subsidized buydown" or "graduated payment" features;

(w) The Mortgaged Property is a single-family (one- to four-unit) dwelling residence erected thereon, or an individual condominium unit in a condominium, or a Co-operative Apartment or an individual unit in a planned unit development or in a de minimis planned unit development as defined by FNMA. No such residence is a mobile home or a manufactured dwelling which is not permanently attached to the land;

(x) No Mortgage Loan provides for negative amortization;

(y) No Mortgage Loan had an original term in excess of thirty (30) years;

(z) [RESERVED]

(aa) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f) or any similar rule that provides that a defective obligation is a qualified mortgage for a temporary period);

(bb) No Mortgage Loan provides for interest other than at either (x) a single fixed rate in effect throughout the term of the Mortgage Loan or (y) a single "variable rate" (within the meaning of Treasury Regulations Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan.

(cc) No Mortgage Loan is the subject of pending or final foreclosure proceedings.

(dd) Based on delinquencies in payment on the Mortgage Loans, the Seller would not initiate foreclosure proceedings with respect to any of the Mortgage Loans prior to the next scheduled payment date on such Mortgage Loan.

(ee) Each Mortgage Note is comprised of one original promissory note and each such promissory note constitutes an "instrument" for purposes of section 9-102(a)(65) of the UCC.

(ff) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA") and no Mortgage Loan is "high cost" as defined by any applicable federal, state or local predatory or abusive lending law. Any breach of this representation shall be deemed to materially and adversely affect the value of the Mortgage Loan and shall require a repurchase of the affected Mortgage Loan.

(gg) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory or abusive lending laws.


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